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Exhibit 32.1

SECTION 1350 CERTIFICATION

        Each of the undersigned hereby certifies that, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Liberate Technologies, that this annual report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Liberate Technologies.

Date: August 13, 2004
/s/ DAVID LOCKWOOD David Lockwood Chief Executive Officer
Date: August 13, 2004
/s/ GREGORY S. WOOD Gregory S. Wood Executive Vice President and Chief Financial Officer

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  Exhibit 32.1
SECTION 1350 CERTIFICATION